                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): June 5, 1996



                                SANIFILL, INC.
            (Exact name of registrant as specified in its charter)

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


          Delaware                     1-10490            76-0279492

(State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation)                       File Number)      Identification No.)

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                         2777 Allen Parkway, Suite 700
                          Houston, Texas  77019-2155
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (713) 942-6200
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ITEM 5.   OTHER EVENTS

          On June 5, 1996, Sanifill, Inc. ("Sanifill") issued a press release announcing that it had executed definitive agreements for the purchase by Newpark Resources, Inc. of the marine-related nonhazardous oilfield waste collection operations of Campbell Wells, Ltd., a Sanifill subsidiary. A copy of the press release is attached hereto as Exhibit 99a and incorporated herein by reference. Copies of the agreements are attached hereto as Exhibits 99b and 99c and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith:

  99a --  Press release of Sanifill, Inc. dated June 5, 1996.

  99b -- Asset Purchase and Lease Agreement dated June 5, 1996 among Sanifill, Inc., Campbell Wells, Ltd., NOW Disposal Holding Co. and Newpark Resources, Inc. [Schedules omitted.]

  99c -- NOW Disposal Agreement dated as of June 4, 1996 among Sanifill, Inc., NOW Disposal Operating Co. and Campbell Wells, Ltd.

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SANIFILL, INC.


                                             /s/ H. STEVEN WALTON
                                         By: ___________________________________
                                             H. Steven Walton
                                             Vice President and General Counsel


Date: June 7, 1996

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